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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 31, 2003

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

  District of Columbia                  l-7102                52-0891669
  --------------------                  ------                ----------
 (state or other juris-              (Commission           (I.R.S. Employee
diction of incorporation)            File Number)         Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA             20171-3025
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (703)709-6700
                                                     -------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (c)      Exhibits

                  The following exhibits are filed herewith:

         1. Underwriting Agreement dated January 31, 2003, between the registrant and J.P. Morgan
                           Securities Inc., Lehman Brothers Inc., ABN AMRO Incorporated and Banc of America Securities LLC.

         2. Global Certificates for the Floating Rate Collateral Trust Bonds due 2005.

                           Global Certificates for the 3.00% Collateral Trust Bonds due 2006.

                           Global Certificates for the 3.875% Collateral Trust Bonds due 2008.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NATIONAL RURAL UTILITIES COOPERATIVE
                                FINANCE CORPORATION

                               /s/ Steven L. Lilly
                               ----------------------------------------
                               Steven L. Lilly
                               Senior Vice President and
                                 Chief Financial Officer
                                 (Principal Financial Officer)

Dated:  February 7, 2003